CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports for each of the funds below relating to the financial statements and financial highlights which appear in the funds Annual Reports to Shareholders of the funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

------------------------        ------------------      ----------------
Fund Name                       Annual Report Date      PWC Report Date
------------------------        ------------------      ----------------
John Hancock Patriot            9/30/06                 11/8/06
Premium Dividend Fund I
------------------------        ------------------      ----------------
John Hancock Patriot            6/30/06                 8/4/06
Select Dividend Trust
------------------------        ------------------      ----------------
John Hancock Patriot            7/31/06                 9/8/06
Global Dividend Fund
------------------------        ------------------      ----------------
John Hancock Patriot            5/31/06                 7/14/06
Preferred Dividend Fund
------------------------        ------------------      ----------------
John Hancock Patriot            10/31/06                12/13/06
Premium Dividend Fund II
------------------------        ------------------      ----------------


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 6, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 of our report dated July 25, 2005 relating to the financial statements and financial highlights in the Annual Reports of John Hancock Patriot Preferred Dividend Fund for the year ended May 31, 2005, our report dated August 4, 2005 on the financial statements and financial highlights in the Annual Reports of John Hancock Patriot Select Dividend Trust for the year ended June 30, 2005, our report dated September 12, 2005 on the financial statements and financial highlights in the Annual Reports of John Hancock Patriot Global Dividend Fund for the year ended July 31, 2005, our report dated November 11, 2005 on the financial statements and financial highlights in the Annual Reports of John Hancock Patriot Premium Dividend Fund I for the year ended September 30 ,2005, and our report dated December 9, 2005 on the financial statements and financial highlights in the Annual Reports of John Hancock Patriot Premium Dividend Fund II for the year ended October 31, 2005.

We also consent to the references to our firm under the headings "Financial Highlights" and "Exhibit A" in the Proxy Statement/Prospectus, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 6, 2007